Exhibit 99.2

SIGNATURE GROUP HOLDINGS ANNOUNCES EXTENSION OF RIGHTS OFFERING

TO FEBRUARY 20, 2015 AND AVAILABILITY OF OFFERING IN CALIFORNIA

Sherman Oaks, Calif. February 10, 2015 — Signature Group Holdings, Inc. (“Signature” or the “Company”) (OTCQX: SGGHU) announces today the extension of the expiration date for its previously announced $55 million rights offering (the “Rights Offering”) to 5:00 p.m. New York City time, on February 20, 2015 (the “Expiration Date”). Further, the Company announces the immediate launch of the Rights Offering in the State of California.

On February 9, 2015, the Company qualified the offer and sale of securities in the Rights Offering in the State of California. As a result, the Company is extending the original February 17, 2015 Rights Offering expiration date to February 20, 2015, both to allow for participation by California-based stockholders and to facilitate subscriptions from beneficial holders whose banks, brokers or other nominees have shortened internal exercise and payment delivery requirements due to the federal Presidents’ Day holiday. The Company does not currently anticipate any further extension of the Rights Offering period.

As previously announced, the Company distributed subscription rights at no charge to the holders of record of its common stock as of the close of business on January 28, 2015 (the “Effective Date”) to purchase up to 9,751,773 shares of its common stock. The subscription rights attached to the shares of its common stock as of the Effective Date and have traded, and will continue to trade, as a unit under the symbol “SGGHU” until the rights are exercised or the Expiration Date. Any purchaser or other transferee of the shares of common stock after the Effective Date and prior to the Expiration Date or termination of this Rights Offering or the exercise of such attached subscription rights will be permitted to exercise the subscription rights attached – or “stapled” – to such shares of its common stock.

Each subscription right entitles the holder to purchase 0.562 shares of its common stock at an exercise price of $5.64 per share. Holders will also have oversubscription rights, pursuant to which they may be able to purchase additional shares of common stock to the extent that other holders do not exercise all of their subscription rights. If all of the subscription rights are exercised in this Rights Offering, the total purchase price of all of the common stock sold in the Rights Offering will be $55 million.

This Rights Offering is being conducted in connection with and is dependent on the consummation of the pending acquisition by Signature’s indirect wholly owned subsidiary, Real Alloy Holding, Inc., of the global recycling and specification alloys business (“GRSA”) of Aleris Corporation. GRSA is the largest independent aluminum recycler in the world and a market leader in North America and Europe.

A registration statement with respect to the securities to be offered in this Rights Offering was declared effective by the Securities and Exchange Commission (SEC) on September 26, 2013. The Company has distributed to its stockholders of record as of the Effective Date, their subscription rights certificate, a copy of the prospectus supplement dated January 29, 2015 for this Rights Offering, which is made part of the registration statement, and instructions for participating in this Rights Offering.

In addition, the Company has made available a letter to stockholders from its Chief Executive Officer, Craig Bouchard, about the Rights Offering as well as a presentation used by the Company in road show presentations regarding the Rights Offering. These materials may be viewed on the Company’s website at www.signaturegroupholdings.com and in its SEC filings on EDGAR. Further, requests for copies of these materials or questions regarding the Rights Offering may be made by contacting Georgeson Inc., the Company’s information agent for the Rights Offering, at 480 Washington Blvd., 26th Floor, Jersey City, NJ 07310, or (866) 300-8594.

The subscription rights held by common stockholders are expected to expire on or about February 20, 2015, and any common shares to be issued pursuant to subscription rights will be distributed as soon as practicable after the close of the GRSA acquisition, which is expected to occur on or before February 28, 2015. Other than the extension of the expiration date of the Rights Offering and the acceptance by California of the filing of the Company’s application for qualification of the Rights Offering in the state, all terms described in the prospectus remain the same and apply during the extended period of the Rights Offering.

This extension of the Expiration Date for the Rights Offering applies only with respect to the subscription rights attached to the common stock of the Company, and not to the subscription rights in respect of the Company’s 1.5 million outstanding warrants. More information on the subscription rights in connection with the warrants may be found in the prospectus supplement, and the expiration date for such portion of the Rights Offering remains April 28, 2015.

About this Rights Offering

This Rights Offering is being made only by means of a prospectus. This press release shall not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any offer, solicitation or sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification of the securities under the securities laws of such state or jurisdiction. THE COMMISSIONER OF BUSINESS OVERSIGHT OF THE STATE OF CALIFORNIA DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF THESE SECURITIES.

About Signature Group Holdings, Inc.

Signature is a North America-based holding company seeking to invest its capital in large, well-managed and consistently profitable businesses concentrated primarily in the United States industrial and commercial marketplace. Signature has significant capital resources, and federal net operating loss tax carryforwards of more than $900 million. For more information about Signature, visit its corporate website at www.signaturegroupholdings.com.

Cautionary Statement Regarding Forward-Looking Statements

This release contains forward-looking statements, which are based on its current expectations, estimates, and projections about Signature’s and GRSA’s businesses and prospects, as well as management’s beliefs, and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. Signature undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements include, but are not limited to, statements about Signature’s and GRSA’s expansion and business strategies; Signature’s ability to satisfy the conditions to the GRSA acquisition and the related financings, and to ultimately consummate the GRSA acquisition; anticipated growth opportunities; the amount of capital-raising necessary to achieve those strategies, as well as future performance, growth, operating results, financial condition and prospects. Such statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. Important factors that may cause such a difference include, but are not limited to Signature’s ability to successfully identify, consummate and integrate the acquisitions of GRSA and/or other businesses; the acceptance of the Company’s stock for listing on NASDAQ or another exchange; changes in business or other market conditions; the difficulty of keeping expense growth at modest levels while increasing revenues; Signature’s ability to successfully defend against current and new litigation matters: as well as demands by investment banks for defense, indemnity, and contribution claims; obtaining the expected benefits of the reincorporation; Signature’s ability to access and realize value from its federal net operating loss tax carryforwards; and other risks detailed from time to time in Signature’s Securities and Exchange Commission filings, including but not limited to the most recently filed Annual Report on Form 10-K and subsequent reports filed on Forms 10-Q and 8-K.

Contact:

Jeff Crusinberry, SVP and Treasurer

investor.relations@signaturegroupholdings.com

805-435-1255